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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2003


                              Compuware Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-20900                                          38-2007430

(Commission File Number)                       (IRS Employer Identification No.)

                      One Campus Martius, Detroit, MI 48226
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (313)227-7300


          (Former name or former address, if changed since last report)




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Item 9: Regulation FD Disclosure.

         On October 10, 2003, Compuware Corporation issued a press release announcing its preliminary financial results for its quarter ended September 30, 2003 and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition.

         See Item 9.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2003                          COMPUWARE CORPORATION



                                          By:  /s/ Laura L. Fournier
                                             -----------------------------------

                                          Laura L. Fournier
                                          Senior Vice President
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


Number                        Description

99.1              Press Release, dated October 10, 2003














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